EXHIBIT 99

                      TEXT OF INVESTOR RELATIONS SLIDESHOW
                        IN USE BEGINNING OCTOBER 29, 2001

                           FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to our SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

--------------------------------------------------------------------------------

                                COMPANY OVERVIEW

--------------------------------------------------------------------------------

                           LEADING HEALTHCARE PROVIDER

o  Over 1,900 Facilities in all 50 States and Every Major Metropolitan Market
o  Largest Operator of:
   -  Inpatient and Outpatient Rehabilitation Facilities
   -  Freestanding Outpatient Surgery Centers
   -  Freestanding Diagnostic Centers
o  Over $4.0 Billion in Revenue with $1.2 Billion EBITDA Run Rate

--------------------------------------------------------------------------------

                   SIGNIFICANT PRESENCE IN EVERY MAJOR MARKET

                               [Graphic omitted]

--------------------------------------------------------------------------------

                           LEADING HEALTHCARE PROVIDER

o Strong Credit Profile due to High Cash Flow Margins and Conservative Balance Sheet
o Up to 100,000 Patients Treated per Day
o Approximately 85,000 Referring Physicians
o Excellent Relationships with National and Regional Payors

--------------------------------------------------------------------------------

                                LEADING FRANCHISE

o No One Can Duplicate What HRC Has Built Over the Last 17 Years
o HRC Has "Virtual Patent" on Ambulatory Healthcare Delivery
o HRC Has "Virtual Patent" on Freestanding Inpatient Rehabilitation Care
o HRC Leads the Industry in All Core Business Lines

--------------------------------------------------------------------------------

                               PROVIDER OF CHOICE

o Demographics Favor Outpatient Services Over Traditional Acute-Care Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o HRC Is a Leader in Technological Advances

--------------------------------------------------------------------------------

                            STRONG BRAND RECOGNITION

o Strong Brand Name Reflects
  - Service Excellence
  - Superior Patient Outcomes
  - Exceptional Patient Satisfaction
o Branding Efforts Encourage Repeat Business (Same Store Growth)

--------------------------------------------------------------------------------

                                PARTNER OF CHOICE

o  Strong Physician Relationships
   -  Approximately 85,000 Referring Physicians
   -  Superior Clinical Outcomes
   -  Convenience, Efficiency and State-of-the-Art Equipment
   -  Professional Websites and Web-Enabled Scheduling for Affiliated Physicians
o  Strong Payor Relationships
   -  National Footprint
   -  Proven, Cost-Effective Outcomes
   -  Preferred Partner for National Electronic Claims Platform

--------------------------------------------------------------------------------

                          HRC'S COMPETITIVE ADVANTAGES

o  Unique National Presence
o Strong Brand Equity and Relationships with Leading Professional and Amateur Sports Organizations


                                [Graphic omitted]


o  Extensive Orthopaedic Expertise ("Best Practice" Techniques)
o  Low-Cost, Efficient Provider
o  Superior Clinical Outcomes with Exceptional Patient Satisfaction
o  Nationwide Credentialing Program

--------------------------------------------------------------------------------

                                BUSINESS OVERVIEW

--------------------------------------------------------------------------------

                    SUBSTANTIAL AND DIVERSIFIED REVENUE BASE
                        LTM TOTAL REVENUE: $4,342 MILLION

                                [Graphic omitted]

--------------------------------------------------------------------------------

                            OUTPATIENT REHABILITATION

Services provided include rehabilitation programs for orthopaedic, sports and work-related injuries

o  Market Size = $10 Billion
o  Estimated Annual Industry Growth Rate of 5%
o  Payor Mix = 10% Medicare; 90% Non-Medicare
o  HEALTHSOUTH:
   - #1 Market Share (10%)
   - 1,435 Outpatient Rehabilitation Centers in All 50 States and the UK

--------------------------------------------------------------------------------

                               OUTPATIENT SURGERY

Provider of orthopaedic, plastic, ENT and other surgical procedures on an outpatient basis


o  Market Size = $6 Billion
o  Estimated Annual Industry Growth Rate of 7-9%
o  Payor Mix = 20% Medicare; 80% Non-Medicare
o  HEALTHSOUTH:
   -  #1 Market Share (16%)
   -  217 Outpatient Rehabilitation Centers in 38 States

--------------------------------------------------------------------------------

                           SURGERY CENTER INITIATIVES

o  Opportunity to Bring in New Surgeons To Drive Case Volumes
o  Goal of Adding 1,000 New Surgical Partners
o Operating at 50% Capacity Today; Incremental Volume Generates High EBITDA Margin (40%+)
o  Focus on Orthopaedics and Plastics
   -  Superior Pricing
   -  High Private Pay on Plastics
o  Solidifies Physician Relationship
o  Enhances Cross-Referrals for Physical Therapy and Diagnostic

--------------------------------------------------------------------------------

                       SURGERY CENTER INITIATIVES (CONT'D)

o  1,000 New Surgical Partners
o  Perform 1 Case per Day
o  Average Pricing of $1,100/Case
o  40% EBITDA Margin
o  HRC Ownership Decreases From 67% to 60%

Result:  Approximately $111MM Incremental EBITDA

--------------------------------------------------------------------------------

                       SURGERY CENTERS INITIATIVES UPDATE

o  Added Approximately 450 New Physicians  To Date
o  Increased Physician Base 11% Due to Syndication
o  Syndication Efforts Paying Off:  Same Store Growth of 4% in 3Q01

--------------------------------------------------------------------------------

                               DIAGNOSTIC IMAGING

Provider of imaging services, including magnetic resonance imaging (MRI), computerized tomography (CT), X-rays, ultrasounds, mammography and fluoroscopy


o  Market Size = $8 Billion
o  Estimated Annual Industry Growth Rate of 8-10%
o  Payor Mix = 15% Medicare; 85% Non-Medicare
o  HEALTHSOUTH:
   -  #1 Market Share (4%)
   -  137 Diagnostic Centers
   -  Ideal Strategic and Operation Fit with Other Business Lines
   -  Significant Cross-Referral Opportunities
   -  Completes Patient Care Cycle

--------------------------------------------------------------------------------
                            INPATIENT REHABILITATION

Provider of rehabilitation services for orthopaedic conditions, strokes, brain and spinal cord injuries, neuromuscular disease and amputees


o   Market Size = 35,000 beds and 450,00 Patients per Year
o   Estimated Annual Industry Growth Rate of 4-5%
o   Payor Mix = 70% Medicare; 30% Non-Medicare
o   HEALTHSOUTH:
    - #1 Market Share
    - 60% of All Freestanding Inpatient Rehabilitation Facilities
    - 22% of All Inpatient Rehabilitation Beds
    - 122 Facilities with 7,755 beds

--------------------------------------------------------------------------------

                       INPATIENT REHABILITATION PPS UPDATE

o   Final Rules & Rates Issued August 7, 2001
o   Implementation Scheduled for January 1, 2002
o   Final Rule Improvements:
    - Base Rate (Before Adjustments) of $11,838 per Discharge - Up from $11,509 in Preliminary Rules
    - HRC Expects Approximately $11,200 per Discharge
    - Patient Assessment Changed to Industry Standard FIM Scores - Less Costly than Preliminary Version

                HIGHER REIMBURSEMENT, LOWER ADMINISTRATIVE COSTS

--------------------------------------------------------------------------------

                          INPATIENT REHABILITATION PPS
                              FAVORABLE COST TRENDS

--------------------------------------------------------------------------------
                           1997        1998       1999           Current
--------------------------------------------------------------------------------
Cost per Medicare
Discharge
                         $11,504     $10,754     $9,940   (approximately) $9,600
--------------------------------------------------------------------------------
Medicare Discharges       60,036      60,606     65,927   (approximately) 70,000
--------------------------------------------------------------------------------


                POTENTIAL IMPACT OF INPATIENT REHABILITATION PPS

o   Potential Impact of PPS at Full Implementation:

    $1,600 x 70,000 Discharges = $112MM (Pre-tax)
--------------------------------------------------------------------------------

                             TECHNOLOGY INITIATIVES

--------------------------------------------------------------------------------

                          HEALTHSOUTH DIGITAL HOSPITAL

                                [Graphic omitted]
--------------------------------------------------------------------------------

                          HEALTHSOUTH DIGITAL HOSPITAL

o   Announced JV with Oracle to Build First "Digital" Hospital
o   All Aspects of Hospital Will Operate on Revolutionary Oracle Software
o   New Technology Will:
    -  Integrate Manufacturers/Suppliers onto a Single Technological Platform
    -  Reduce Medical Errors
    -  Enhance Efficiencies and Expand Margins
o   Technology To Be Rolled Out to All HEALTHSOUTH Facilities
o   HRC Will Benefit in Rollout to Other Healthcare Providers
o   Appeals to Patients, Physicians and Payors


    HRC CONTINUES TO "THINK OUTSIDE THE BOX" AND BE THE MODEL FOR HEALTHCARE
                          DELIVERY IN THE 21ST CENTURY

--------------------------------------------------------------------------------

                             TECHNOLOGY INITIATIVES

o   Source Medical
    -  Number One Solutions Provider for Outpatient Care Market
    -  Online Charting, Coding and Claims Administration
    -  Outpatient Rehab:  1,200 Installations
    -  Ambulatory Surgery:  600 Installations
    -  Diagnostic Roll-Out 1Q02:  140 Targeted Installations

o   MedCenterDirect
o   Healthcare e-Procurement that Provides:
    o  Increased Inventory Turns
    o  Enhanced Contract Compliance
    o  Usage and Cost Data
    o  Standardized Requisitions

--------------------------------------------------------------------------------

                             NEW TECHNOLOGY LAUNCHES

o   Treatment and Surgical Devices
    -  Trivex Varicose Vein Procedure
    -  OssaTron
o   New Diagnostic Applications
    -  New Technology Allows High-Speed, High-Resolution Organ Scans
    -  Expanding Coronary CT and Other Wellness Scan Capabilities
    -  Growing Demand from More Educated Consumer Population


      RESULT: STRONGER PATIENT/PHYSICIAN TIES WHICH GENERATE NEW SOURCES OF
                         REVENUE AND INCREASED VOLUMES

--------------------------------------------------------------------------------

                               FINANCIAL OVERVIEW

--------------------------------------------------------------------------------

                            PRIOR OPERATING STRATEGY

o  Rapid Acquisition/Consolidation Focus
o  Establish Nationwide Network
o  Substantial CapEx Required to Upgrade to HRC Standards

--------------------------------------------------------------------------------

                           CURRENT OPERATING STRATEGY

o  Increase Utilization of Existing Facilities (Minimal CapEx)
o  Fuel Growth with De Novo Development in Select Markets
o  Incorporate Technological Innovations/Partnerships to Drive Efficiencies
o  Strict Return Requirements (20% ROE Hurdle Rate)

--------------------------------------------------------------------------------

                       RESULT: SUBSTANTIAL FREE CASH FLOW

Change in Operating Strategy Leads to:
o  High Internal Growth Rates
o  Expanding Operating Margins
o  Less Integration Risk
o  Substantial Free Cash Flow

                    HRC MOVING FROM GROWTH BY ACQUISITION TO
                   STRONG, SUSTAINABLE GROWTH FROM OPERATIONS

--------------------------------------------------------------------------------

                              THIRD QUARTER RESULTS

o  $0.20 E.P.S. Met Consensus Estimate (Up 11% Over 3Q00)
o  EBITDA Margin Improvement  (27.7% vs. 27.0% in 3Q00)
o  Continued Solid Pricing Trends
o  Same Store Growth Across All Ambulatory Service Lines
o  Successfully Issued $600MM of Senior Notes in Turbulent Market

--------------------------------------------------------------------------------

                                  REVENUE TREND

           Excluding Occupational Medicine And Richmond Medical Center

                                [Graphic omitted]

--------------------------------------------------------------------------------

                                  EBITDA TREND

                                [Graphic omitted]

--------------------------------------------------------------------------------

                               EBITDA MARGIN TREND

                                [Graphic omitted]

--------------------------------------------------------------------------------

                                COMPANY GUIDANCE

o  Early December 2001
   -  Release Updated Guidance to Account for Earnings Impact of PPS and FAS 142

--------------------------------------------------------------------------------

                                     SUMMARY

o Leading Provider in Core Business Lines & One of the Largest Healthcare Providers in the US
o  Network of High-Quality, State-of-the-Art Facilities
o Strategy Focused on Maximizing the Financial Performance and Value of the Core Franchise
o  Strong Credit Profile due to High Cash Flow Margins & Conservative Balance
   Sheet